SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 21, 2002
                                                         ---------------

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                    0-24681                 65-0816177
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(State or other jurisdiction     (Commission File            (IRS Employer
       or incorporation)              Number)             Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 279-8700
                                                   --------------



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          (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
         ---------------------------------

         Under two separate stock purchase agreements, each dated August 21, 2002, the Vantage Group Ltd., a Delaware company, acquired an aggregate of 4,057,701 shares of the Company's common stock from certain officers and directors of the Company. Of these shares, 3,540,188 shares were acquired from Barry Tenzer, the Company's Chief Executive Officer, in consideration for $436,231, which amount is payable to Mr. Tenzer over 20 business days commencing August 26, 2002. The remaining 517,513 shares were acquired from David Jacoby, the Company's Vice President, in consideration for $63,769, which amount is payable to Mr. Jacoby over 20 business days commencing August 26, 2002.

         The shares acquired by the Vantage Group Ltd. represent approximately 33.25% of the Company's issued and outstanding shares of common stock. The principal of the Vantage Group Ltd. is Lyle Hauser, who serves as President of the Vantage Group Ltd. The Vantage Group Ltd.'s business address is 67 Wall Street, Suite 2211, New York, New York. The Vantage Group Ltd. is primarily engaged in the business of providing consulting services to public and private entities.

         There are no arrangements nor understandings by and between the Vantage Group Ltd. and the officers and directors of the Company with respect to the election of directors or other matters.

         Subsequent to the stock purchases, Barry Tenzer owns 1,303,000 shares of the Company's common stock and David Jacoby owns 300,000 shares of the Company's common stock.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)      Exhibits:

                  99.1 Stock Purchase Agreement by and between Vantage Group Ltd. And Barry Tenzer

                  99.2 Stock Purchase Agreement by and between Vantage Group Ltd. And David Jacoby

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ASSOCIATED AUTOMOTIVE GROUP
                                                    INCORPORATED


                                                    /s/David Jacoby
                                                    ----------------------------
                                                    David Jacoby, Vice President


Dated: September 13, 2002



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